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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08413

Evergreen Equity Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:	Registrant is making an annual filing for one of its series, Evergreen Diversified Capital Builder Fund, for the year ended March 31, 2010. This series has March 31 fiscal year end.

Date of reporting period: March 31, 2010

Item 1 – Reports to Stockholders.

Evergreen Diversified Capital Builder Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
22	STATEMENT OF ASSETS AND LIABILITIES
23	STATEMENT OF OPERATIONS
24	STATEMENTS OF CHANGES IN NET ASSETS
26	NOTES TO FINANCIAL STATEMENTS
35	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
36	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen mutual funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

LETTER TO SHAREHOLDERS

May 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Valued Shareholder:

We are pleased to provide you with this annual report for Evergreen Diversified Capital Builder Fund for the twelve-month period that ended March 31, 2010 (the “period”).

Leading up to the beginning of the period, a series of extraordinary financial and economic events affected the financial markets in the United States and throughout the world. After a prolonged period of uncertainty and falling share prices worldwide, stock markets staged a remarkable rally in 2009 that continued through the end of the year. In January 2010, concerns about the sustainability of the economic recovery led to a partial correction, but the markets quickly rebounded and ended the reporting period approximately where they began in 2010, although apparently on more stable footing.

U.S. economic growth was strong throughout most of the period as the economic recovery appeared to gain momentum. Gross domestic product returned to positive growth in the third quarter of 2009, following four consecutive quarters of contraction for the first time in at least 60 years. The consensus among economists was that the recession that began in December 2007 had likely ended during the summer of 2009. However, with much of the growth attributable to government stimulus, questions remained over the sustainability of the recovery. By the end of the period, the National Bureau of Economic Research had not declared an official end to the recession.

Employment data turned positive during the period, a welcome sign that the economic recovery appeared to be moving toward self-sustainability. U.S. employers added 162,000 jobs in March 2010, the most in three years. The unemployment rate edged down to 9.7% in the final months of the period, after having peaked at 10.1% in October 2009—its highest level in more than 25 years. Other encouraging news in March 2010 included increases in temporary jobs, average hours worked, and manufacturing employment. Still, more than 8 million jobs were lost during the recession and the number of long-term unemployed—those out of work for 27 weeks or longer—continued to increase, ending the period at 6.5 million.

Other economic data continued to show additional signs of improvement. Industrial production, manufacturing, and consumer sentiment had all improved significantly as the period came to a close. Retail sales strengthened significantly during the period, with particular strength in March. Although housing inventory and foreclosure rates remained elevated, home sales and prices began to show signs of improvement in many areas of the country—spurred in part by the government’s $8,000 tax credit for first-time home buyers, which was extended through the end of April 2010.

LETTER TO SHAREHOLDERS continued

Despite extensive quantitative easing measures by the Federal Reserve Board (the “Fed”), bank lending remained constrained during the period. This indicates that the trillions of dollars of government stimulus that were added to the monetary system might not have an inflationary impact in the near term. Throughout the period, the Federal Open Market Committee (the “FOMC”) held the federal funds rate at the range of 0% to 0.25% that it first targeted in December 2008. The Fed did, however, begin to remove some of its unconventional stimulus measures. It concluded its purchases of longer-term Treasuries in October 2009 and mortgage-backed securities in March 2010.

The FOMC’s final statement during the period noted that economic activity continued to strengthen, the labor market was stabilizing, business spending had risen significantly, and inflation remained subdued. However, the committee also noted that unemployment remained high and credit continued to be tight, reiterating that it was likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack.

The strong rally in the equity markets during the period was interrupted only briefly by modest corrections in October 2009 and January 2010 due primarily to concerns about sovereign debt, with particular focus on Greece. The euro weakened significantly against the U.S. dollar as the European Union continued to debate potential support plans for Greece throughout the period.

Despite the macroeconomic concerns, strong corporate earnings reports throughout most of the period provided support for the equity markets to continue to move higher. Companies in the S&P 500® Index exceeded analysts’ earnings estimates at a pace of nearly 80% in the third quarter of 2009 and more than 70% in the fourth quarter of 2009. Other than brief spikes in market volatility in late October and early January, volatility, as measured by the Chicago Board Options Exchange Volatility Index (VIX), declined over the course of the period, ending at its lowest level since early 2008. Among major stock-market indices, the S&P 500® Index, the Dow Jones Industrial Average, and the Nasdaq Composite Index all recorded double-digit gains for the period.

Throughout the period, the manager of Evergreen Diversified Capital Builder Fund remained focused on the primary goals of seeking both capital appreciation and current income. Toward the end of the period, the fund’s management increased somewhat the fund’s holdings of fixed income securities while moderately reducing the percentage of assets held in equities, reflecting the view that, with a continued modest economic recovery and the likelihood that Treasury yields might remain in a historically low trading range, corporate bonds had a reasonable possibility of offering similar returns to those achieved by equities over the next few quarters.

LETTER TO SHAREHOLDERS continued

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

Notice to Shareholders:

The Evergreen Funds’ Board of Trustees has unanimously approved the reorganizations of the Evergreen Funds, including the Fund in this report, into Wells Fargo Advantage Funds®. Each reorganization is subject to the satisfaction of a number of conditions, including approval by the Evergreen Fund’s shareholders at a meeting expected to be held in June 2010. It is anticipated that the reorganizations, if they are approved by shareholders and all conditions to the closing are satisfied, will occur in July 2010. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that was mailed in April 2010.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1.800.343.2898 or visit Evergreeninvestments.com. The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

FUND AT A GLANCE

as of March 31, 2010

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Margaret D. Patel

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 3/31/2010.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/11/1935

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	9/11/1935	1/22/1998	1/26/1998

Nasdaq symbol	EKBAX	EKBBX	EKBCX	EKBYX

Average annual return*

1-year with sales charge	36.99%	40.17%	43.70%	N/A

1-year w/o sales charge	45.51%	45.17%	44.70%	45.84%

5-year	-1.04%	-0.80%	-0.58%	0.41%

10-year	-0.65%	-0.76%	-0.78%	0.19%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Diversified Capital Builder Fund Class A shares, reflective of maximum applicable sales charge, versus a similar investment in the BofA Merrill Lynch High Yield Master Index† (BofAMLHYMI), the Evergreen Diversified Capital Builder Blended Index (EDCBBI), the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The BofAMLHYMI, the EDCBBI and the Russell 1000 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

FUND AT A GLANCE continued

This section left intentionally blank

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

The Evergreen Diversified Capital Builder Blended Index is composed of the following indexes: Russell 1000 (75%) and BofAMLHYMI (25%).

†	Copyright 2010. BofA Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of March 31, 2010, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 45.51% for the twelve-month period ended March 31, 2010, excluding any applicable sales charges. During the same period, the BofAMLHYMI returned 55.67%, the EDCBBI returned 52.75% and the Russell 1000 returned 51.60%.

The fund’s objective is to seek long-term total return through capital growth and current income.

Investment process

The 12 months ending in March, 2010, marked substantial recovery in the prices of both equities and fixed income securities from multi-year lows scored in March of 2009. As stability began to return to the financial markets and economic data started to show signs that the economy was stabilizing and beginning the gradual process of recovery, we reduced the fund’s cash holdings and increased its holdings of common stock and corporate bonds to reflect this brighter outlook. This strategy was based on our belief that depressed prices should experience some rebound, reflecting better economic and financial fundamentals. Corporate bond prices for all quality grades also increased in value from depressed prices, which primarily were dampened by extremely limited liquidity and forced liquidations of fixed-income portfolios by some investors.

At the end of March 2009, as the fund’s previous fiscal year ended, the portfolio held approximately 61% in common stock and about 35% in fixed income securities, with the balance in cash equivalents. By the end of December 2009, the percentage allocated to common stock had increased to approximately 87%, a combination of increasing our weighting in economically sensitive common stock, as well as relative appreciation of stocks held versus appreciation of fixed income securities held in the portfolio. The share of fixed income securities was about 13% at year-end 2009. Since then, we have somewhat reduced the proportion of common stock to roughly 72% and raised the fixed income component to about 27%. At present, we are still optimistic about the prospects of future economic growth. Nevertheless, we currently believe that returns from common stocks over the next few quarters may be somewhat more muted than the outsize price increases registered over the past fiscal year, given that security prices rebounded from extremely depressed levels during the period.

Within the equity sector, while the proportion committed to stocks fluctuated over the last 12 months, we continued to emphasize those sectors that typically are sensitive to future economic growth both domestically and especially in more rapidly growing emerging markets. The fund currently still has relatively larger weightings in energy exploration, energy services, and basic materials. We presently believe these areas should continue to benefit from limited global supply at a time of continuing long-term demand, in spite the continuing possibility of short-term swings, both positive and negative, in market prices and volatile investor sentiment. We moderately lowered the fund’s holdings in Health Care over the last fiscal year. We believed that many of these holdings fully reflected improvement from depressed price levels due to the uncertainty

PORTFOLIO MANAGER COMMENTARY continued

concerning health care legislation, and were valued appropriately based on their near-term growth prospects. We added to Telecommunication Services and somewhat increased the fund’s positions in Utilities over the last several months of the fiscal year, believing that these sectors had become somewhat undervalued as investors searched for more high-growth areas in which to invest. But we currently believe these traditionally more conservative sectors should potentially experience capital appreciation as their earnings grow, albeit modestly, over the next fiscal year.

The fund’s fixed income investments remained concentrated in the upper tier of high yield corporate bonds, including several investment grade positions earlier in the fiscal year, which were sold due to substantial capital appreciation and resultant low yields, compared to those available in relatively better-quality, below investment-grade issues. We still currently feel high yield bonds with ratings in the top half of the high yield market issued primarily by U. S.-based companies with public equity outstanding, represent reasonable investment value. These bonds currently still have yields well above those of same-maturity, less-risky fixed income issues, and also have the potential for further modest capital appreciation should yield spreads shrink versus low-risk alternative investments. At present, the fund’s bond holdings continue to emphasize issues of Industrials and Materials companies, as well as Utilities and Telecommunication Services corporations. We presently believe companies in the Industrials sector with specialized proprietary products and services, especially those geared to serving the global trends for energy efficiency, higher productivity, infrastructure development, and tighter environmental restrictions, should have attractive long-term investment characteristics, despite occasional periods of economic slowdown.

Contributors to performance

Among the fund’s equity holdings for the period, issues in the cyclical materials, Energy, energy services, and Industrials scored particularly attractive gains. In the Materials sector, Cliffs Natural Resources and Freeport-McMoRan advanced markedly. In the Energy sector, coal companies Peabody and CONSOL Energy increased strongly, as did Energy companies Anadarko Petroleum, Occidental Petroleum, and energy services companies National Oilwell Varco, Noble, and Cameron International. Industrials companies Flowserve, Joy Global, Bucyrus International, and Emerson Electric added to performance. The fund also benefitted from several acquisitions in the fiscal year: Foundation Coal by Alpha Natural Resources, and pending acquisitions XTO by Exxon, as well as Millipore by Merck KGaA.

The majority of the fund’s fixed income holdings also went up significantly in price over the fiscal year, although not typically as great as the increases scored by the relatively more volatile holdings among the fund’s equities. Bond prices rallied as yield spreads narrowed substantially versus lower-risk yields as liquidity was restored to the fixed income corporate bond markets. Convertible bond holding Patriot Coal had notable appreciation among the fund’s bond holdings, reflecting gains both from an increase in the underlying

PORTFOLIO MANAGER COMMENTARY continued

stock price, as well as from narrowing yield spreads for riskier corporate bonds compared to those of lower-risk issues.

Detractors to performance

Because of the strong recovery in the financial markets, relatively few fund holdings had price declines. Monsanto, a leading agricultural seed company, declined in price due to concerns about slowing demand and pricing pressure in several of its markets. Illumina, a provider of products and services for the gene expression markets, had a relatively flat stock price over the fiscal year. The fund’s holdings in the Utilities sector, such as Southern Company and FPL Group, had tepid performance. Little changed over their holding period, as investors focused on more economically sensitive areas for investment.

Portfolio management outlook

We currently expect that the economy should continue to grow modestly over the balance of the calendar year 2010, and equity prices may well reflect this trend of muted growth. We continue to be optimistic about the prospects of companies that would directly benefit from the very strong growth in rapidly growing emerging markets, especially Energy and Materials companies (which control some of the world’s limited supply of natural resources), and Industrials companies with unique products and services serving the growing infrastructure, energy, and productivity demands in the global economy. Finally, because we presently expect an improving economy and also continued stability of low-risk bond yields, we feel relatively better quality, below investment grade bonds trading at significantly higher yields than those of low rate alternatives, may well offer attractive relative return over the next 12 months.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/2009	Ending Account Value 3/31/2010	Expenses Paid During Period*

Actual
Class A	$1,000.00	$1,109.29	$5.78
Class B	$1,000.00	$1,104.53	$9.71
Class C	$1,000.00	$1,107.00	$9.72
Class I	$1,000.00	$1,111.24	$4.47
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.45	$5.54
Class B	$1,000.00	$1,015.71	$9.30
Class C	$1,000.00	$1,015.71	$9.30
Class I	$1,000.00	$1,020.69	$4.28

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.10% for Class A, 1.85% for Class B, 1.85% for Class C and 0.85% for Class I), multiplied by the average account value over the period, multiplied by 182 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,

CLASS A	2010	2009	2008	2007	2006

Net asset value, beginning of period	$4.18	$8.28	$9.35	$8.90	$8.30

Income from investment operations
Net investment income	0.05	0.11	0.18	0.18	0.18
Net realized and unrealized gains or losses on investments	1.85	(3.33)	(0.44)	0.43	0.58

Total from investment operations	1.90	(3.22)	(0.26)	0.61	0.76

Distributions to shareholders from
Net investment income	(0.06)	(0.13)	(0.18)	(0.16)	(0.16)
Net realized gains	0	(0.75)	(0.63)	0	0

Total distributions to shareholders	(0.06)	(0.88)	(0.81)	(0.16)	(0.16)

Net asset value, end of period	$6.02	$4.18	$8.28	$9.35	$8.90

Total return[1]	45.51%	(38.57)%	(3.45)%	6.92%	9.14%

Ratios and supplemental data
Net assets, end of period (millions)	$467	$366	$742	$900	$986
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.14%	1.04%	0.96%	0.99%	0.99%
Expenses excluding waivers/reimbursements and expense reductions	1.14%	1.06%	1.03%	1.02%	1.03%
Net investment income	1.07%	1.74%	1.96%	2.04%	1.91%
Portfolio turnover rate	63%	60%	91%	67%	77%

1	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,

CLASS B	2010	2009	2008	2007	2006

Net asset value, beginning of period	$4.19	$8.29	$9.35	$8.90	$8.30

Income from investment operations
Net investment income	0.02 [1]	0.06 [1]	0.12 [1]	0.12 [1]	0.11 [1]
Net realized and unrealized gains or losses on investments	1.86	(3.33)	(0.45)	0.42	0.59

Total from investment operations	1.88	(3.27)	(0.33)	0.54	0.70

Distributions to shareholders from
Net investment income	(0.02)	(0.08)	(0.10)	(0.09)	(0.10)
Net realized gains	0	(0.75)	(0.63)	0	0

Total distributions to shareholders	(0.02)	(0.83)	(0.73)	(0.09)	(0.10)

Net asset value, end of period	$6.05	$4.19	$8.29	$9.35	$8.90

Total return[2]	45.17%	(39.13)%	(4.09)%	6.12%	8.45%

Ratios and supplemental data
Net assets, end of period (millions)	$18	$18	$53	$104	$190
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.89%	1.78%	1.69%	1.69%	1.69%
Expenses excluding waivers/reimbursements and expense reductions	1.89%	1.80%	1.73%	1.72%	1.73%
Net investment income	0.34%	0.96%	1.25%	1.34%	1.22%
Portfolio turnover rate	63%	60%	91%	67%	77%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,

CLASS C	2010	2009	2008	2007	2006

Net asset value, beginning of period	$4.18	$8.29	$9.35	$8.90	$8.32

Income from investment operations
Net investment income	0.02	0.06	0.11	0.12	0.11
Net realized and unrealized gains or losses on investments	1.85	(3.34)	(0.43)	0.42	0.57

Total from investment operations	1.87	(3.28)	(0.32)	0.54	0.68

Distributions to shareholders from
Net investment income	(0.02)	(0.08)	(0.11)	(0.09)	(0.10)
Net realized gains	0	(0.75)	(0.63)	0	0

Total distributions to shareholders	(0.02)	(0.83)	(0.74)	(0.09)	(0.10)

Net asset value, end of period	$6.03	$4.18	$8.29	$9.35	$8.90

Total return[1]	44.70%	(39.13)%	(4.03)%	6.16%	8.26%

Ratios and supplemental data
Net assets, end of period (millions)	$44	$33	$61	$72	$85
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.88%	1.80%	1.69%	1.69%	1.69%
Expenses excluding waivers/reimbursements and expense reductions	1.88%	1.82%	1.73%	1.72%	1.73%
Net investment income	0.32%	1.01%	1.22%	1.34%	1.22%
Portfolio turnover rate	63%	60%	91%	67%	77%

1	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,

CLASS I	2010	2009	2008	2007	2006

Net asset value, beginning of period	$4.16	$8.25	$9.31	$8.87	$8.27

Income from investment operations
Net investment income	0.06	0.13	0.20	0.21	0.19
Net realized and unrealized gains or losses on investments	1.84	(3.32)	(0.43)	0.42	0.59

Total from investment operations	1.90	(3.19)	(0.23)	0.63	0.78

Distributions to shareholders from
Net investment income	(0.07)	(0.15)	(0.20)	(0.19)	(0.18)
Net realized gains	0	(0.75)	(0.63)	0	0

Total distributions to shareholders	(0.07)	(0.90)	(0.83)	(0.19)	(0.18)

Net asset value, end of period	$5.99	$4.16	$8.25	$9.31	$8.87

Total return	45.84%	(38.43)%	(3.08)%	7.15%	9.47%

Ratios and supplemental data
Net assets, end of period (millions)	$104	$84	$169	$204	$267
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.89%	0.79%	0.69%	0.69%	0.69%
Expenses excluding waivers/reimbursements and expense reductions	0.89%	0.81%	0.73%	0.72%	0.73%
Net investment income	1.32%	1.99%	2.22%	2.33%	2.21%
Portfolio turnover rate	63%	60%	91%	67%	77%

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2010

	Principal Amount	Value

CORPORATE BONDS 25.9%
CONSUMER DISCRETIONARY 1.7%
Media 1.7%
New Communications Holdings, 8.50%, 04/15/2020 144A #	$10,500,000	$10,578,750

ENERGY 3.4%
Oil, Gas & Consumable Fuels 3.4%
Consol Energy, Inc., 8.25%, 04/01/2020 144A	10,700,000	10,994,250
Murray Energy Corp., 10.25%, 10/15/2015 144A	10,100,000	10,352,500

		21,346,750

FINANCIALS 0.0%
Consumer Finance 0.0%
Qwest Capital Funding, Inc., 6.50%, 11/15/2018	250,000	233,750

INDUSTRIALS 7.4%
Electrical Equipment 4.4%
Baldor Electric Co., 8.625%, 02/15/2017	19,500,000	20,621,250
General Cable Corp., 7.125%, 04/01/2017 ρ	7,000,000	6,938,750

		27,560,000

Machinery 3.0%
Actuant Corp., 6.875%, 06/15/2017	16,750,000	16,247,500
SPX Corp., 7.625%, 12/15/2014	2,800,000	2,929,500

		19,177,000

MATERIALS 8.2%
Chemicals 4.6%
Huntsman Corp., 8.625%, 03/15/2020 144A	18,000,000	18,090,000
Koppers Holdings, Inc., 7.875%, 12/01/2019 144A	10,500,000	10,815,000

		28,905,000

Containers & Packaging 0.5%
Ball Corp., 6.75%, 09/15/2020	2,000,000	2,040,000
Greif, Inc., 6.75%, 02/01/2017	1,000,000	1,015,000

		3,055,000

Metals & Mining 3.1%
Steel Dynamics, Inc.:
7.625%, 03/15/2020 144A	2,000,000	2,050,000
7.75%, 04/15/2016	4,600,000	4,807,000
United States Steel Corp., 7.375%, 04/01/2020	13,000,000	13,032,500

		19,889,500

TELECOMMUNICATION SERVICES 0.9%
Diversified Telecommunication Services 0.9%
Frontier Communications Corp., 8.125%, 10/01/2018	3,400,000	3,400,000
Global Crossing, Ltd., 12.00%, 09/15/2015 144A	2,400,000	2,664,000

		6,064,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2010

	Principal Amount	Value

CORPORATE BONDS continued
UTILITIES 4.3%
Electric Utilities 2.9%
NRG Energy, Inc.:
7.375%, 02/01/2016	$11,500,000	$11,413,750
7.375%, 01/15/2017	7,000,000	6,930,000

		18,343,750

Independent Power Producers & Energy Traders 1.4%
AES Corp., 8.00%, 06/01/2020	8,935,000	8,901,494

Total Corporate Bonds (cost $162,599,356)		164,054,994

WHOLE LOAN SUBORDINATE COLLATERALIZED MORTGAGE OBLIGATIONS 0.1%
FIXED-RATE 0.1%
Banc of America Mtge. Securities, Inc., Ser. 2003-7, Class B-5, 4.75%, 09/25/2018	87,253	24,167
Chase Mtge. Fin. Corp., Ser. 2003-S12:
Class B-3, 4.89%, 12/25/2018	180,995	34,376
Class B-4, 4.89%, 12/26/2018	90,498	10,742
Class B-5, 4.89%, 12/25/2018	181,432	12,519
Residential Funding Securities Corp., Ser. 2003-RM2, Class B3-2, 6.00%, 05/25/2033	268,372	117,889
Wells Fargo Mtge. Backed Securities Trust, Ser. 2006-16, Class B4, 5.00%, 11/25/2036	1,436,213	16,229

		215,922

FLOATING-RATE 0.0%
Banc of America Mtge. Securities, Inc., Ser. 2002-E, Class B-4, 3.19%, 06/20/2031	178,872	12,183
Cendant Mtge. Corp., Ser. 2005, Class B-4, 5.44%, 02/18/2035	166,689	54,779
MASTR Reperforming Loan Trust, Ser. 2006-2, Class B4, 5.68%, 05/25/2036	248,925	2,382
Merrill Lynch Mtge. Investors, Inc., Ser. 2003-A2, Class 2B2, 2.90%, 03/25/2033	275,635	23,514
PHH Mtge. Capital, LLC Mtge. Pass Through Certs.:
Ser. 2005-4, Class B4, 5.61%, 07/18/2035 144A	250,665	26,423
Ser. 2005-5, Class B4, 5.52%, 08/18/2035	313,944	17,685

		136,966

Total Whole Loan Subordinate Collateralized Mortgage Obligations (cost $3,104,186)		352,888

	Shares	Value

COMMON STOCKS 72.1%
CONSUMER STAPLES 1.8%
Food Products 0.3%
Bunge, Ltd. ρ	35,000	2,157,050

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2010

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Household Products 1.5%
Church & Dwight Co.	100,000	$6,695,000
Kimberly-Clark Corp.	20,000	1,257,600
Procter & Gamble Co.	20,000	1,265,400

		9,218,000

ENERGY 21.4%
Energy Equipment & Services 4.4%
Cameron International Corp. *	190,000	8,143,400
Halliburton Co.	50,001	1,506,530
National Oilwell Varco, Inc.	140,000	5,681,200
Noble Corp.	195,000	8,154,900
Pride International, Inc. *	130,001	3,914,330
Schlumberger, Ltd.	10,000	634,600

		28,034,960

Oil, Gas & Consumable Fuels 17.0%
Alpha Natural Resources, Inc. *	125,000	6,236,250
Anadarko Petroleum Corp.	180,000	13,109,400
Cenovus Energy, Inc.	380,000	9,959,800
Consol Energy, Inc.	150,000	6,399,000
EnCana Corp., ADR ρ	480,000	14,894,400
Hess Corp.	30,000	1,876,500
Kinder Morgan Energy Partners, LP ρ	300,000	19,626,000
Massey Energy Co.	20,000	1,045,800
Occidental Petroleum Corp.	200,000	16,908,000
Patriot Coal Corp. *	140,000	2,864,400
Peabody Energy Corp.	195,000	8,911,500
Suncor Energy, Inc.	170,000	5,531,800

		107,362,850

FINANCIALS 9.5%
Capital Markets 2.2%
Bank of New York Mellon Corp.	160,000	4,940,800
Northern Trust Corp.	160,000	8,841,600

		13,782,400

Commercial Banks 6.6%
PNC Financial Services Group, Inc.	400,000	23,880,000
U.S. Bancorp	700,000	18,116,000

		41,996,000

Diversified Financial Services 0.1%
Bank of America Corp.	30,000	535,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2010

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Real Estate Investment Trusts (REITs) 0.6%
Saul Centers, Inc.	50,000	$2,070,000
Washington Real Estate Investment Trust	60,000	1,833,000

		3,903,000

HEALTH CARE 6.3%
Biotechnology 1.0%
Gen-Probe, Inc. *	135,000	6,750,000

Health Care Equipment & Supplies 1.0%
Baxter International, Inc.	25,000	1,455,000
Beckman Coulter, Inc.	75,000	4,710,000

		6,165,000

Health Care Providers & Services 0.9%
Owens & Minor, Inc.	120,000	5,566,800

Life Sciences Tools & Services 3.4%
Bio-Rad Laboratories, Inc., Class A *	95,000	9,834,400
Covance, Inc. *	40,000	2,455,600
Illumina, Inc.	140,000	5,446,000
Life Technologies Corp. *	20,000	1,045,400
Thermo Fisher Scientific, Inc. *	50,000	2,572,000

		21,353,400

INDUSTRIALS 7.0%
Aerospace & Defense 1.3%
Esterline Technologies Corp. *	15,000	741,450
United Technologies Corp.	100,000	7,361,000

		8,102,450

Electrical Equipment 2.3%
A.O. Smith Corp.	40,000	2,102,800
Ametek, Inc.	40,000	1,658,400
Emerson Electric Co.	220,000	11,074,800

		14,836,000

Machinery 3.4%
Bucyrus International, Inc.	15,000	989,850
Donaldson Co., Inc.	170,000	7,670,400
Flowserve Corp.	100,000	11,027,000
IDEX Corp.	50,000	1,655,000

		21,342,250

INFORMATION TECHNOLOGY 2.4%
Electronic Equipment, Instruments & Components 2.4%
Amphenol Corp., Class A	365,000	15,399,350

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2010

	Shares	Value

COMMON STOCKS continued
MATERIALS 15.3%
Chemicals 4.4%
FMC Corp.	20,000	$1,210,800
Koppers Holdings, Inc.	100,000	2,832,000
Monsanto Co.	230,000	16,426,600
Praxair, Inc.	85,000	7,055,000

		27,524,400

Containers & Packaging 0.7%
Greif, Inc., Class A	80,000	4,393,600

Metals & Mining 10.2%
Cliffs Natural Resources, Inc.	275,000	19,511,250
Freeport-McMoRan Copper & Gold, Inc.	375,000	31,327,500
Nucor Corp.	80,000	3,630,400
Steel Dynamics, Inc.	170,000	2,969,900
United States Steel Corp.	115,000	7,304,800

		64,743,850

TELECOMMUNICATION SERVICES 3.0%
Diversified Telecommunication Services 1.0%
Global Crossing, Ltd. *	415,000	6,287,250

Wireless Telecommunication Services 2.0%
American Tower Corp., Class A *	300,000	12,783,000

UTILITIES 5.4%
Electric Utilities 3.5%
FPL Group, Inc.	40,000	1,933,200
Northeast Utilities	30,000	829,200
NRG Energy, Inc. *	600,000	12,540,000
Southern Co.	200,000	6,632,000

		21,934,400

Gas Utilities 1.9%
National Fuel Gas Co.	10,000	505,500
Questar Corp.	270,000	11,664,000

		12,169,500

Total Common Stocks (cost $450,596,470)		456,341,010

	Principal Amount	Value

CONVERTIBLE DEBENTURES 1.2%
ENERGY 0.8%
Oil, Gas & Consumable Fuels 0.8%
Patriot Coal Corp., 3.25%, 05/31/2013	$6,100,000	5,207,875

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2010

	Principal Amount	Value

CONVERTIBLE DEBENTURES continued
INDUSTRIALS 0.4%
Electrical Equipment 0.4%
General Cable Corp., 1.00%, 10/15/2012	$2,800,000	$2,257,500

Total Convertible Debentures (cost $6,994,064)		7,465,375

	Shares	Value

SHORT-TERM INVESTMENTS 8.0%
MUTUAL FUND SHARES 8.0%
BlackRock Liquidity TempFund, Institutional Class, 0.12% ρρ q	15,691,813	15,691,813
Evergreen Institutional Money Market Fund, Class I, 0.01% ρρ q ø	6,012,417	6,012,417
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.01% q ø ##	13,807,782	13,807,782
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.12% ρρ q	15,507,048	15,507,048

Total Short-Term Investments (cost $51,019,060)		51,019,060

Total Investments (cost $674,313,136) 107.3%		679,233,327
Other Assets and Liabilities (7.3%)		(46,316,805)

Net Assets 100.0%		$632,916,522

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

#	When-issued or delayed delivery security
ρ	All or a portion of this security is on loan.
*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.

Summary of Abbreviations
ADR	American Depository Receipt
MASTR	Mortgage Asset Securitization Transactions, Inc.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2010

The following table shows portfolio composition as a percent of total investments as of March 31, 2010:

Energy	23.9%
Materials	21.9%
Industrials	13.7%
Utilities	9.0%
Financials	8.9%
Health Care	5.8%
Telecommunication Services	3.7%
Information Technology	2.3%
Consumer Staples	1.7%
Consumer Discretionary	1.6%
Mortgage-Backed Securities	0.1%
Cash Equivalents	7.4%

100.0%

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of March 31, 2010 (unaudited):

BB	36.8%
B	42.1%
CCC	0.1%
NR	21.0%

100.0%

The following table shows the percent of total bonds based on effective maturity as of March 31, 2010 (unaudited):

1 to 3 year(s)	1.4%
3 to 5 years	21.1%
5 to 10 years	58.7%
10 to 20 years	18.8%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2010

Assets
Investments in unaffiliated issuers, at value (cost $654,492,937) including $36,095,469 of securities loaned	$659,413,128
Investments in affiliated issuers, at value (cost $19,820,199)	19,820,199

Total investments	679,233,327
Segregated cash	12,652
Receivable for securities sold	24,644,584
Receivable for Fund shares sold	388,446
Dividends and interest receivable	3,204,834
Receivable for securities lending income	20,352
Prepaid expenses and other assets	129,436

Total assets	707,633,631

Liabilities
Payable for securities purchased	35,895,754
Payable for Fund shares redeemed	1,292,020
Payable for securities on loan	37,223,930
Advisory fee payable	6,836
Distribution Plan expenses payable	4,891
Due to other related parties	3,309
Accrued expenses and other liabilities	290,369

Total liabilities	74,717,109

Net assets	$632,916,522

Net assets represented by
Paid-in capital	$819,404,300
Overdistributed net investment income	(125,059)
Accumulated net realized losses on investments	(191,282,910)
Net unrealized gains on investments	4,920,191

Total net assets	$632,916,522

Net assets consists of
Class A	$467,224,021
Class B	17,991,747
Class C	43,558,328
Class I	104,142,426

Total net assets	$632,916,522

Shares outstanding (unlimited number of shares authorized)
Class A	77,554,110
Class B	2,973,471
Class C	7,228,595
Class I	17,376,675

Net asset value per share
Class A	$6.02
Class A — Offering price (based on sales charge of 5.75%)	$6.39
Class B	$6.05
Class C	$6.03
Class I	$5.99

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended March 31, 2010

Investment income
Interest	$8,193,416
Dividends (net of foreign withholding taxes of $59,328)	4,808,271
Securities lending	77,285
Income from affiliated issuers	4,943

Total investment income	13,083,915

Expenses
Advisory fee	2,448,573
Distribution Plan expenses
Class A	1,089,361
Class B	181,179
Class C	397,645
Administrative services fee	590,023
Transfer agent fees	1,755,392
Trustees’ fees and expenses	13,409
Printing and postage expenses	143,202
Custodian and accounting fees	155,383
Registration and filing fees	41,369
Professional fees	59,304
Other	15,803

Total expenses	6,890,643
Less: Expense reductions	(118)

Net expenses	6,890,525

Net investment income	6,193,390

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	(66,253,948)
Foreign currency related transactions	162

Net realized losses on investments	(66,253,786)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	274,969,815
Foreign currency related transactions	111

Net change in unrealized gains or losses on investments	274,969,926

Net realized and unrealized gains or losses on investments	208,716,140

Net increase in net assets resulting from operations	$214,909,530

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31,

	2010		2009

Operations
Net investment income		$6,193,390		$13,292,417
Net realized losses on investments		(66,253,786)		(120,515,013)
Net change in unrealized gains or losses on investments		274,969,926		(257,170,202)

Net increase (decrease) in net assets resulting from operations		214,909,530		(364,392,798)

Distributions to shareholders from
Net investment income
Class A		(4,591,664)		(11,705,876)
Class B		(56,023)		(416,902)
Class C		(121,106)		(647,189)
Class I		(1,235,808)		(3,007,083)
Net realized gains
Class A		0		(60,375,775)
Class B		0		(3,301,688)
Class C		0		(5,267,261)
Class I		0		(14,099,456)

Total distributions to shareholders		(6,004,601)		(98,821,230)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	1,385,752	7,752,429	2,674,414	15,601,928
Class B	260,508	1,439,658	535,739	3,435,033
Class C	1,013,873	5,570,468	2,586,520	12,751,449
Class I	1,315,926	7,105,932	1,326,811	7,476,963

		21,868,487		39,265,373

Net asset value of shares issued in reinvestment of distributions
Class A	764,500	4,109,139	15,881,763	66,161,672
Class B	9,764	50,233	836,186	3,432,593
Class C	20,393	105,214	1,297,797	5,304,806
Class I	193,728	1,040,566	3,484,680	14,524,699

		5,305,152		89,423,770

Automatic conversion of Class B shares to Class A shares
Class A	656,217	3,207,735	1,555,401	10,931,287
Class B	(655,504)	(3,207,735)	(1,555,636)	(10,931,287)

		0		0

Payment for shares redeemed
Class A	(12,934,287)	(68,248,130)	(21,967,231)	(130,140,289)
Class B	(969,543)	(5,038,969)	(1,861,198)	(11,655,730)
Class C	(1,717,707)	(9,104,056)	(3,338,075)	(17,332,826)
Class I	(4,335,317)	(22,241,669)	(5,071,264)	(29,183,676)

		(104,632,824)		(188,312,521)

Net decrease in net assets resulting from capital share transactions		(77,459,185)		(59,623,378)

Total increase (decrease) in net assets		131,445,744		(522,837,406)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended March 31,

	2010	2009

Net assets
Beginning of period	$501,470,778	$1,024,308,184

End of period	$632,916,522	$501,470,778

Overdistributed net investment income	$(125,059)	$(194,651)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Diversified Capital Builder Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares had been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund.

NOTES TO FINANCIAL STATEMENTS continued

In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS continued

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Paid in capital	$(15,320,915)
Overdistributed net investment income	(119,197)
Accumulated net realized losses on investments	15,440,112

NOTES TO FINANCIAL STATEMENTS continued

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid a fee at an annual rate of 1.50% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Diversified Capital Builder Fund, starting at 0.41% and declining to 0.21% as the aggregate average daily net assets increase. For the year ended March 31, 2010, the advisory fee was equivalent to an annual rate of 0.42% of the Fund’s average daily net assets.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended March 31, 2010, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended March 31, 2010, the transfer agent fees were equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended March 31, 2010, the Fund paid brokerage commissions of $15,885 to broker-dealers affiliated with Wells Fargo.

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

Wells Fargo Funds Distributor, LLC (“WFFD”), a wholly-owned subsidiary of Wells Fargo serves as distributor of the Fund’s shares. Prior to January 4, 2010, Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, served as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for each of Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended March 31, 2010, EIS received $8,792 from the sale of Class A shares and $76, $26,935 and $954 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $367,286,134 and $407,352,359, respectively, for the year ended March 31, 2010.

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS continued

As of March 31, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$456,341,010	$0	$0	$456,341,010
Convertible debentures	0	7,465,375	0	7,465,375
Corporate bonds	0	164,054,994	0	164,054,994
Mortgage-backed collateralized mortgage obligations	0	352,888	0	352,888
Short-term investments	51,019,060	0	0	51,019,060

	$507,360,070	$171,873,257	$0	$679,233,327

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Mortgage-backed securities

Balance as of April 1, 2009	$18,629
Realized gain (loss)	(899,915)
Change in unrealized appreciation (depreciation)	881,305
Amortization	0
Net purchases (sales)	(19)
Transfers in and/or out of Level 3	0

Balance as of March 31, 2010	$0

Change in unrealized gains or losses included in earnings relating to securities still held at March 31, 2010	$0

During the year ended March 31, 2010, the Fund loaned securities to certain brokers and earned $77,285 net of $8,859 paid to Wachovia Global Securities Lending as the securities lending agent. At March 31, 2010, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $36,095,469 and $37,223,930, respectively.

On March 31, 2010, the aggregate cost of securities for federal income tax purposes was $675,468,248. The gross unrealized appreciation and depreciation on securities based on tax cost was $50,614,105 and $46,849,026, respectively, with a net unrealized appreciation of $3,765,079.

As of March 31, 2010, the Fund had $167,478,856 in capital loss carryovers for federal income tax purposes with $5,016,277 expiring in 2011, $9,232,462 expiring in 2017 and $153,230,117 expiring in 2018. These losses are subject to certain limitations prescribed by the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS continued

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of March 31, 2010, the Fund incurred and will elect to defer post-October losses of $22,648,943.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an inter-fund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended March 31, 2010, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/ Tax Differences

$74,249	$3,765,079	$190,127,799	$(199,307)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, REIT’s and partnership investments. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended March 31,

	2010	2009

Ordinary Income	$6,004,601	$15,777,050
Long-term Capital Gain	0	83,044,180

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral

NOTES TO FINANCIAL STATEMENTS continued

account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended March 31, 2010, the Fund had no borrowings under this agreement.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various

NOTES TO FINANCIAL STATEMENTS continued

Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

12. REORGANIZATION

At a meeting of the Board of Trustees held on December 30, 2009, the Trustees of the Fund approved a Plan of Reorganization (the “Plan”). Under the Plan, Wells Fargo Advantage Diversified Capital Builder Fund, which will be a series of Wells Fargo Funds Trust created in order to receive the assets of the Fund upon completion of the reorganization, will acquire the assets and assume the liabilities of the Fund in exchange for shares of Wells Fargo Advantage Diversified Capital Builder Fund.

A special meeting of shareholders of the Fund will be held in June 2010 to consider and vote on the Plan. In April 2010, materials for this meeting were mailed to shareholders of record on March 10, 2010. If approved by the shareholders at this meeting, the reorganization will take place July 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Diversified Capital Builder Fund, a series of the Evergreen Equity Trust, as of March 31, 2010 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Diversified Capital Builder Fund as of March 31, 2010, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 24, 2010

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 64.25% of ordinary income dividends paid during the fiscal year ended March 31, 2010 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended March 31, 2010, the Fund designates 78.88% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2010 year-end tax information will be reported on your 2010 Form 1099-DIV, which shall be provided to you in early 2011.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Director, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director,Trust Company of CT; Former Trustee, Saint Joseph College (CT)

TRUSTEES AND OFFICERS continued

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Assistant Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

122764 566390 rv7 05/2010

Item 2 – Code of Ethics

(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.
(c)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 – Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the one series of the Registrant’s annual financial statements for the fiscal years ended March 31, 2010 and March 31, 2009, and fees billed for other services rendered by KPMG LLP.

	2010	2009

Audit fees	$29,300	$28,600
Audit-related fees	$0	$0
Tax fees (1)	$0	$1,500
Non-audit fees (2)	$15,000	$815,000
All other fees	$0	$0
(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.	Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V.	Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII.	Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chair of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 – Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting .

Item 12 – Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Equity Trust

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: May 28, 2010

By:	/s/ Jeremy DePalma

Jeremy DePalma Principal Financial Officer

Date: May 28, 2010